UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20–4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 10, 2015, EV Energy Partners, L.P. (“EVEP”), closed on the sale of its 21 percent membership interest in Utica East Ohio Midstream LLC (“UEO”) to Utica Gas Services, L.L.C., a subsidiary of Williams Partners L.P., and M3 Ohio Gathering LLC (together, the “Purchasers”) for total cash consideration of $575.0 million, less estimated expenses of $2.7 million, pursuant to Membership Interest Purchase Agreements entered into with each of the Purchasers as previously disclosed on April 6, 2015 and June 1, 2015.

Additional information regarding the transaction is provided in the related Current Reports on Form 8–K filed on April 6, 2015 and June 1, 2015, which information is incorporated by reference in this Item 2.01.

Item 7.01 Regulation FD Disclosure

On June 10, 2015, EVEP issued a press release announcing the completion of the sale of its 21 percent interest in UEO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information included in Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8–K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of EVEP under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012, which are included in Exhibit 99.2 hereof and are incorporated herein by reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1	News Release of EV Energy Partners, L.P. dated June 10, 2015.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: June 10, 2015	By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Chief Financial Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.

EXHIBIT INDEX

99.1	News Release of EV Energy Partners, L.P. dated June 10, 2015.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012.